Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment
Schedule of property, plant and equipment, net

	As of December 31,
	2011	2012
	RMB	RMB
Building	11,346	11,346
Office equipment, furniture and fixtures	92,213	125,294
Motor vehicles	43,454	40,041
Leasehold improvements	7,614	9,073
Total	154,627	185,754
Less: Accumulated depreciation	(69,915)	(90,833)
Property, plant and equipment, net	84,712	94,921